UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 20, 2020

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On March 20, 2020, TG Therapeutics, Inc. (the “Company”) launched an at the market offering (the “Offering”) of shares of the Company’s common stock, $0.001 par value per share, pursuant to an At Market Sales Agreement by and among the Company and Jefferies LLC, Cantor Fitzgerald & Co. and B. Riley FBR, Inc. (the “Agents”), dated March 20, 2020 (the “Sales Agreement”). A copy of the opinion of Alston & Bird LLP, counsel to the Company in connection with the Offering, is being filed as Exhibit 5.1 and incorporated in this Item by reference.

Sales of the Company’s common stock through the Agents, if any, will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended. The Agents will use commercially reasonable efforts consistent with its normal trading and sales practices. Each time that the Company wishes to issue and sell the Company’s common stock under the Sales Agreement, the Company will notify an Agent of the number of shares to be issued, the dates on which such sales are anticipated to be made, any minimum price below which sales may not be made and other sales parameters as the Company deems appropriate. The Company is not obligated to sell any shares of its common stock under the Sales Agreement. Pursuant to the Sales Agreement, the Company will pay the Agents a commission rate of up to 3.0% of the gross proceeds from the sale of any shares of common stock sold through the Agents under the Sales Agreement.

The Sales Agreement includes customary representations, warranties, conditions, covenants, and indemnification rights and obligations of the Company and the Agents. The summary of the Sales Agreement set forth above does not purport to be complete and is subject to and is qualified in its entirety by reference to the text of such Sales Agreement, which is filed herewith as Exhibit 1.1.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description
1.1	At Market Issuance Sales Agreement, among the Company and Jefferies LLC, Cantor Fitzgerald & Co. and B. Riley FBR, Inc., dated March 20, 2020.
5.1	Opinion of Alston & Bird LLP.
Exhibit 104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC. (Registrant)

Date: March 20, 2020	By:	/s/ Sean A. Power
	Name:	Sean A. Power
	Title:	Chief Financial Officer